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                                 Exhibit 10.29


                                    Addendum
                     To Equipment Financing Agreement 10753
                                    Between
                          AMYLIN PHARMACEUTICALS, INC.
                                      and
                        LEASE MANAGEMENT SERVICES, INC.

By execution hereof, AMYLIN PHARMACEUTICALS, INC., the Debtor, consents to the attaching of this Addendum to Equipment Financing Agreement number 10753.

LEASE MANAGEMENT SERVICES, INC. agrees to provide a line of credit equal to $2,356,808 plus additional amounts equal to or less than on-going paydown of current lines. Aggregate fundings under this and Debtor's prior lines are limited to $5,000,000 "net financing" at any given time. "Net Financing" is defined as the present value, at prime, of all remaining rent and residual obligations. This line of credit, the terms of which are more fully described on that certain Financing Proposal dated November 14, 1996, which is incorporated by reference herein, is to be used to finance various capital equipment. Debtor may utilize the credit facility until its expiration which is December 31, 1997.

The base payment factor will be 2.365% of equipment cost, payable monthly in advance, for each schedule under Equipment Financing Agreement Number 10753.

The yield in each schedule will be adjusted relative to changes in comparable term U.S. Treasury Maturities. The payment factor for each schedule will be set at the time of documentation of the schedule and will be fixed for the term of that schedule. The payment factors herein are based on an average of the 3- and 5-year U.S. Treasury Maturities (5.89% and 6.05%, respectively) as quoted in the Wall Street Journal for the week ending November 8, 1996.

In the event the average of the 3- and 5-year Treasuries increase or decrease, the yield in this transaction will be increased or decreased by a like amount.

All other terms and conditions remain the same.

In WITNESS WHEREOF, Debtor and Secured Party executed this Addendum this 30th day of January 1997.


Debtor:                                    Secured  Party:

By:/s/ Karl H. Olsen                       By: /s/ Barbara B. Kaiser

Title:   Treasurer and Controller          Title:  EVP/General Manager
      -------------------------------            -------------------------------












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                          LEASE MANAGEMENT SERVICES, INC.



                                 1ST AMENDMENT
                     TO NEGATIVE COVENANT PLEDGE AGREEMENT
                            DATED JANUARY 19,  1996
                                 BY AND BETWEEN
                    AMYLIN PHARMACEUTICALS, INC., AS PLEDGOR
                                      AND
                  LEASE MANAGEMENT SERVICES, INC., AS PLEDGEE


Pledgor and Pledgee hereby agree to amend the Negative Covenant Pledge Agreement as follows:


FIRST: In Paragraph 2, line 3, delete "and all schedules thereunder" and replace with "Schedules 1 through 10".



All other terms and conditions remain the same.



PLEDGOR:                                    PLEDGEE:
AMYLIN PHARMACEUTICALS, INC.                LEASE MANAGEMENT SERVICES, INC.

By:/s/ Karl H. Olsen                        By:/s/ Barbara B. Kaiser
      -------------------------------          -------------------------------

Title:   Treasurer and Controller           Title:  EVP/General Manager
      -------------------------------             -----------------------------

Date:    January 30, 1997                   Date:    January 30, 1997
      -------------------------------            ------------------------------














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                          LEASE MANAGEMENT SERVICES, INC.


                                 1ST AMENDMENT

                        TO COLLATERAL SECURITY AGREEMENT

                             DATED JANUARY 19, 1996

                                 BY AND BETWEEN

                 AMYLIN PHARMACEUTICALS, INC., AS LESSEE/DEBTOR

                                      AND

            LEASE MANAGEMENT SERVICES, INC., AS LESSOR/SECURED PARTY


Lessee/Debtor and Lessor/Secured Party hereby agree to amend the Collateral Security Agreement as follows:

FIRST: In Paragraph 3, line 2, after the number "27" insert "and Equipment Financing Agreement Number 10753 Schedules 01 through 11 and all subsequent Schedules,".

SECOND: In Paragraph 3, line 3, delete the number "56" and replace with the number "68".



All other terms and conditions remain the same.


LESSEE/DEBTOR:                              LESSOR/SECURED PARTY:
AMYLIN PHARMACEUTICALS, INC.                LEASE MANAGEMENT SERVICES, INC.

BY: /s/ Karl H. Olsen                       BY: /s/ Barbara B. Kaiser
      -------------------------------          -------------------------------

TITLE: Treasurer and Controller             TITLE: EVP/GM
      -------------------------------             -----------------------------

DATE: January 30, 1997                      DATE: January 30, 1997
      -------------------------------            ------------------------------














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